                                  EXHIBIT 10.22

                     SUBSCRIPTION AGREEMENT FOR COMMON STOCK
                                       OF
                              iBIZ TECHNOLOGY CORP.


            This Subscription Agreement (this "Agreement") is made and entered into as of this ___ day of January, 2000, by and between iBIZ Technology Corp. a Florida corporation, and _______ (the "Purchaser")

            RECITALS:

            A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemptions from registration provided by Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or Section 4(2) of the Securities Act.

            B. The Purchaser wishes to purchase, and the Company wishes to issue and sell 250,000 shares of the Company's Common Stock, $0.001 par value (the "Common Stock" or "Shares") for an aggregate purchase price of $275,000 upon the terms and conditions of this Agreement.

            THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. PURCHASE AND ISSUANCE OF SHARES. Upon execution of this Agreement, the Company will, subject to the terms of this Agreement, issue and sell to the Purchasers, and the Purchasers will purchase from the Company, 250,000 shares of the Common Stock, for a purchase price of $1.10 per share for an aggregate purchase price of $275,000.

            2. DELIVERY OF CERTIFICATES. After delivery of the consideration set forth in Section 1 by the Purchaser, the Company shall promptly deliver to the Purchaser one or more certificates representing the Shares purchased by the Purchaser. The certificates for the Common Stock will bear a notice referencing certain restrictions on transfer for the purpose of complying with securities laws and a notice referencing restrictions on transfer contemplated in Section 5 of this Agreement.

            3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASERS. The Purchaser warrants and covenants to the Company as follows:

                  3.1 Investor Sophistication. The Purchaser is (i) experienced in making investments of the kind described in this Agreement; (ii) able, by reason of its business and financial experience, to protect its own interests in connection with the transactions described in this Agreement; and (iii) able to afford the entire loss of its investment in the Common Stock.

                  3.2 Subsequent Offers or Sales. All subsequent offers and sales of the Common Stock shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from such registration.

                  3.3 Reliance on Representations and Warranties. Purchaser understands that the Common Stock is being offered and sold in reliance upon exemptions from the registration requirements of the United States federal securities laws, and that the Company is relying upon the truth and accuracy of the Purchaser's representations and warranties, and the Purchaser's compliance with its agreements, each as set forth herein, in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Common Stock.

                  3.4 Access to Information. Purchaser (i) has been provided with sufficient information with respect to the business of the Company and such documents relating to the Company as the Purchaser has requested and the Purchaser has carefully reviewed the same including, without limitation, the Company's Form 10-SB, and all amendments thereto (the "Form 10") filed with the Securities and Exchange Commission on October 13, 1999; (ii) has been provided with such additional information with respect to the Company and its business and financial condition as the Purchaser, or the Purchaser's agent or attorney, has requested; and (iii) has had access to management of the Company and the opportunity to discuss the information and any questions that the Purchaser had with respect thereto have been answered to the full satisfaction of the Purchaser.

                  3.5 Valid Authority; Enforceability. The Purchaser has the requisite corporate power and authority to enter into this Agreement. This Agreement has been duly and validly authorized by the Purchaser and when executed and delivered by the Purchaser will be a valid and binding agreement of the Purchaser, enforceable in accordance with its respective terms, except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

                  3.6 Dilution. Purchaser is aware that its percentage ownership of Common Stock is subject to subsequent issuances as permitted by the Company's Articles of Incorporation and Bylaws, which could cause the percentage of outstanding shares held by the Purchaser to decrease.

            4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants and covenants to the Purchasers as follows:

                  4.1 Organization and Standing; Articles and Bylaws. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as proposed to be conducted. Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction. Each of the Company and its subsidiaries is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. Schedule 4.1 lists all subsidiaries of the Company and, except as noted therein, all of the outstanding capital stock of all such subsidiaries is owned of record and beneficially by the Company.

                  4.2 Corporate Power; Authorization. The Company has all requisite corporate power to enter into this Agreement. All corporate action on the part of the Company, its officers and directors necessary for the consummation of the transactions contemplated by this Agreement, the performance of the Company's obligations hereunder, and the sale and issuance of the Common Stock pursuant hereto, has been or will be taken.

                  4.3 Capital Stock and Related Matters. On the date hereof, the authorized capital of the Company consists of 100,000,000 shares of Common Stock, par value $0.001 per share, of which 26,671,380 shares are issued and outstanding. Schedule 4.3 sets forth all of the options, warrants and convertible securities of the Company, and any other rights to acquire securities of the Company (collectively, the "Derivative Securities").

                  4.4 Reporting Company Status; SEC Filings. The Company files reports with the Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Common Stock is listed and traded on the OTC Bulletin Board ("OTC"). The Company is not aware of any pending or contemplated action or proceeding of any kind to suspend the trading of the Common Stock.

                  4.5 Valid Issuance. The Common Stock, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances.

                  4.6 No Conflict. To the knowledge of the Company, the execution and delivery of this Agreement by the Company will not violate or conflict with any agreement or other obligation to which the Company is subject, or result in any default or other adverse action. Schedule 4.6 lists all material agreements and instruments to which the Company or any of its subsidiaries is a party or by which any of their properties or assets are bound.

                  4.7 Litigation. Except as disclosed in the Company's public filings with the Commission, or on Schedule 4.7, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, in which an unfavorable decision, ruling or finding would have an adverse effect on the properties, business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, or the transactions contemplated by this Agreement, or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement.

                  4.8 Title to Properties; Liens and Encumbrances. The Company has good and marketable title to all of its material properties and assets, both real and personal, and has good title to all its leasehold interests, in each case subject only to mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges created in the ordinary course of business.

                  4.9 Insurance. The Company maintains property and casualty, general liability, personal injury and other similar types of insurance that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force covering the Company or any of its subsidiaries.

                  4.10 Taxes. All applicable tax returns required to be filed by the Company and each of its subsidiaries have been prepared and filed in compliance with all applicable laws, or if not yet filed have been granted extensions of the filing dates which extensions have not expired. All taxes, assessments, fees and other governmental charges upon the Company, its subsidiaries, or upon any of their respective properties, income or franchises, shown in such returns and on assessments received by the Company or its subsidiaries to be due and payable have been paid, or adequate reserves therefor have been set up if any of such taxes are being contested in good faith. If any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole. The Company is disputing certain tax penalties and interest thereon as set forth on
      Schedule 4.10 hereto.

                  4.11 Brokerage Fees. Other than an amount equal to $__________ payable by the Company as a placement fee, the Company has not incurred any liability for any consulting fees or agent's commissions in connection with the offer and sale of the Common Stock contemplated by this Agreement.

                  4.12 Knowledge. The phrase "to the knowledge of the Company" shall mean to the actual knowledge of the parties executing this Agreement on behalf of the Company.

            5.    CERTAIN COVENANTS AND ACKNOWLEDGEMENTS.

                  5.1 Transfer Restrictions. The Purchaser acknowledges that,
      (i) except as may be provided for below in Section 6 the Common Stock has not been registered under the Securities Act, and such securities may not be transferred unless (A) subsequently registered thereunder or (B) they are transferred pursuant to an exemption from such registration and (ii) any sale of the Common Stock made in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms of said Rule. The provisions of Sections 5.1 and 5.2 hereof, together with the rights of the Purchaser under this Agreement shall be binding upon any subsequent transferee of the Common Stock.

                  5.2 Restrictive Legend. The Purchaser acknowledges and agrees that, until such time as the Common Stock is registered under the Securities Act or the Purchaser demonstrates to the reasonable satisfaction of the Company that such registration shall no longer be required, the Common Stock shall bear a restrictive legend in substantially the following form:



            THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY

            SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION SHALL NO LONGER BE REQUIRED.

            NOTWITHSTANDING THE RESTRICTIONS IMPOSED BY STATE AND FEDERAL SECURITIES LAWS, THESE SECURITIES SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, EXCHANGED OR OTHERWISE TRANSFERRED UNTIL ON OR AFTER JUNE 1, 2000.

                  5.3 Filings. The Company undertakes and agrees that it will make all required filings in connection with the sale of the Common Stock to the Purchaser as required by United States laws and regulations, or by any domestic securities exchange or trading market. If applicable, the Company agrees to file a notice on Form D (at such time and in such manner as required by the Rules and Regulations of the Commission), and to provide copies thereof to the Purchaser promptly after such filing or filings.

                  5.4 Reporting Status. So long as the Purchaser beneficially owns any of the shares of Common Stock purchased under this Agreement, the Company shall timely file all reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

                  5.5 State Securities Filings. The Company shall from time to time promptly take such action as the Purchaser or any of its representatives, if applicable, may request to qualify the Common Stock for offering and sale under the securities laws (other than United States federal securities laws) of the jurisdictions in the United States as shall be so identified to the Company, and to comply with such laws so as to permit the continuance of sales therein.

            6. REGISTRATION RIGHTS.

                  6.1 The Company shall use reasonable best efforts to, on or after June 1, 2000, but not later than July 31, 2000, include the Common Stock in a registration statement ("Registration Statement") filed with the Commission under the Securities Act, and have such Registration Statement declared effective no later than December 31, 2000 or amend an effective registration statement appropriate for the registration of the Common Stock so that the Common Stock will thereafter become freely tradeable, provided that the Purchaser shall furnish to the Company all appropriate information in connection therewith as the Company may reasonably request.

                  6.2 The Company shall (i) bear the costs, expenses and fees incurred in connection with any such registration, excluding any broker fees, selling commissions and out-of-pocket costs and expenses of the Purchaser; (ii) supply prospectuses and other documents as the Purchaser may reasonably request; (iii) use its reasonable best efforts to register and qualify the Common Stock for sale in such states as the Purchaser designates; (iv) do any and all other acts and things that may be necessary or desirable to enable the Purchaser to consummate the public sale or other disposition of the Common Stock; and (v) enter into cross-indemnification arrangements with the Purchaser with respect to matters arising from such Registration Statement and public offering.

            7. REMEDIES; ATTORNEYS' FEES. In the event of any default hereunder, the parties shall have all rights available at law or equity, including without limitation the right to specific performance, the right to damages and the right to rescind this Agreement. All remedies shall be cumulative and not exclusive. In the event of a dispute between the parties arising out of this Agreement, the prevailing party shall be entitled to reimbursement from the nonprevailing party of reasonable attorneys' fees and court costs arising out of that dispute.

            8. SURVIVAL. The representations, warranties and covenants made herein shall survive the closing of the transactions contemplated hereby.

            9. GOVERNING LAW; MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Arizona, without regard to principles of conflict of laws. Each of the parties consents to the jurisdiction of Arizona in connection with any dispute arising under this Agreement or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. No provision of this Agreement shall be deemed amended, or modified by any party unless a written amendment is signed by the parties or a form of waiver is signed by the party against whom the waiver is asserted. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and may be executed and delivered by facsimile or other reasonable means. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement. This Agreement has been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

            10. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or three business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

            COMPANY:          iBIZ Technology Corp
                              1919 West Lone Cactus
                              Phoenix, Arizona 85021
                              Attn.: Kenneth W. Schilling, President
                              Tel.: 623-492-9200
                              Fax: 623-492-9921

                              WITH A COPY TO:

                              Gammage & Burnham, PLC
                              Two North Central Avenue, Suite 1800
                              Phoenix, AZ 85004
                              Attn: Stephen Boatwright, Esq.
                              Tel.: 602-256-4439
                              Fax: 602-256-4475

            PURCHASER:







            11. FURTHER ACTS AND INSTRUMENTS. Each party to this Agreement hereby agrees, for themselves, their heirs, personal representatives, assigns and other successors, to do such further acts and execute and deliver such further instruments as may be reasonably necessary to effectuate and comply with the provisions of this Agreement.




                              [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first signed above.

                                    iBIZ Technology Corp., a Florida corporation



                                    By:________________________________________
                                    Name:______________________________________
                                       Its:____________________________________



                                         ______________________________________

                                         ______________________________________






                                    By:________________________________________
                                    Name:______________________________________
                                       Its:____________________________________